UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2006

WASTE CONNECTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

Commission File No. 1-31507

94-3283464
(I.R.S. Employer Identification No.)

35 Iron Point Circle, Suite 200, Folsom, CA 95630
(Address of principal executive offices) (Zip code)

(916) 608-8200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective February 1, 2006, the following executive officers of Waste Connections, Inc. received an increase in their annual base salaries as part of the Company's implementation of changes to its compensation philosophy.

                                                                              Amount of            New Annual
Name and Position                                                             Increase            Base Salary
----------------------------------------------------------------------  ---------------------  ------------------

Ronald J. Mittelstaedt, Chief Executive Officer and Chairman                         $55,000            $450,000
Steven F. Bouck, President                                                           $55,000            $340,000
Darrell W. Chambliss, Executive Vice President and Chief
  Operating Officer                                                                  $45,000            $295,000
Robert D. Evans, Executive Vice President, General Counsel
  and Secretary                                                                      $40,000            $285,000
Worthing F. Jackman, Executive Vice President and Chief
  Financial Officer                                                                  $50,000            $265,000
David G. Eddie, Vice President and Corporate Controller                              $25,000            $175,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.
Date: February 2, 2006	BY:	/s/ Worthing F. Jackman
Worthing F. Jackman,
Executive Vice President and Chief Financial Officer